                                  SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                               (Amendment No. ___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:


[_] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[_] Soliciting Material Under Rule 14a-12

[_] Confidential, for Use of the Commission
    Only (as permitted by Rule 14a-6(e)(2))


                             McDonald's Corporation
                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                                             PRSRT STD
                                                             U.S. Postage PAID
[Logo of McDonald's Corporation]                             McDonald's
                                                             Corporation
McDonald's Corporation
McDonald's Plaza                                             USPS FSM 881
Oak Brook, IL 60523                                          Approved Poly









See reverse side for important information

[Logo of McDonald's Corporation]


April 12, 2002



Dear McDonald's Shareholder:


In the early stages of mailing materials for McDonald's 2002 Annual Shareholders' Meeting, we learned that a very small percentage of the booklets containing the annual meeting notice, proxy statement and 2001 financial information was missing four pages.

As your materials were among those that already had been mailed, you may have received an incomplete booklet. Accordingly, we are enclosing a copy that contains all the pages. We are required to provide a complete booklet and want to ensure that you have all the information needed in connection with the 2002 Annual Shareholders' Meeting.

We apologize for any inconvenience this may have caused. Also, as a shareholder, you may be interested to know that as the error occurred at the bindery, all expenses related to this mailing are being borne by the printer.

If you misplaced your proxy card, please call 1-800-621-7825 to request a duplicate proxy card.

Sent via email

Date:    March 8, 2002

To:      Lisa Ciota, Investor Relations, 300
         Denise Horne, Legal, 332
         Patty Paul, Investor Relations, 300
         Carol Vix, Legal, 332

From:    Lynn Camp, Investor Relations, 300

Re:      ARTICLE TO SOLICIT E-DELIVERY

The following message/article will be distributed as follows:
     1.  E-mailed to employees
     2. A link to the article on mcd2000 will be sent in the weekly "What's New" e-mail to owner/operators
     3. E-mailed to the e-notification group (investors that have signed up to receive investor services news on mcdonalds.com)
     4.  Posted on AccessMCD

Please provide your comments not later than 10:00 a.m. on Tuesday, March 12 (or sooner if practicable). Thank you!

--------------------------------------------------------------------------------

                       McDonald's E-Delivers To Investors
                       ----------------------------------

         Sign up for e-delivery of future annual meeting materials - it's fast, convenient, cost effective and good for the environment.

         If you have an e-mail address and access to the Internet, you can eliminate those bulky paper annual reports and proxy materials from your mailbox by accessing the information online. In addition, you'll help save your Company money by eliminating the printing and postage costs associated with their distribution.

         With e-delivery you enjoy:
            . automatic notification - when the summary annual report and proxy materials are available, you will receive an e-mail with links to view these materials online.

            . a link to the Internet voting site - it's fast, convenient and your vote is immediately confirmed and posted.

         Sign up for this convenient service at one or both of the following websites. You will need your account number, and your Social Security Number, if applicable.
            1. www.eConsent.com/mcd - if you are a MCDirect Shares participant, hold McDonald's stock certificates or have shares in safekeeping at EquiServe

            2. www.icsdelivery.com - if your shares are held with a broker or bank participating in e-delivery.

         While you can change your consent for e-delivery at any time, we are confident that you will find this option to be the most efficient and effective way to receive important investor information.

TEXT FOR 2002 VOTING WEBPAGE ON mcdonalds.com

Consider the issues discussed in McDonald's Proxy Statement and cast your vote by clicking the appropriate link below. Your proxy card will indicate which, if any, Internet voting site you should use.

Your vote, regardless of whether it is cast via Internet, phone or mail will remain confidential pursuant to McDonald's confidential voting policy in the proxy statement.

www.exproxyvote.com/mcd
-----------------------

Use this link if you are a MCDirect Shares or employee benefit plan participant, hold McDonald's stock certificates or have shares in safekeeping at EquiServe, McDonald's stock transfer agent.

To vote, you will need the voter control number on your proxy card or, if you signed up for electronic delivery of proxy materials, the control number in your e-mail notification.

If you are an employee and wish to vote your shares held in the McDonald's Corporation Profit Sharing and Savings Plan differently from your shares held outside the Plan, do not vote by phone or Internet. Refer to your proxy card for additional information and voting instructions.

If you have not received the summary annual report, proxy materials and annual financial information, or if you need a duplicate proxy card, please call EquiServe at 1-800-Mc1-STCK (1-800-621-7825). Shareholders outside of the U.S. and Canada can call collect to 201-222-4990.

www.proxyvote.com
-----------------

Use this link if your shares are held with a broker or bank.

To vote, you will need the voter control number on your proxy card or, if you signed up for electronic delivery of proxy materials, the control number and Personal Identification Number in your e-mail notification.

If you have not received your summary annual report, proxy materials and annual financial information, or if you need a duplicate proxy card, please call your broker or bank.

These links are provided as a convenience. McDonald's does not maintain or control either voting site and by clicking on either link, you will leave McDonald's website.

dELECTRONIC DELIVERY OF MCDONALD'S ANNUAL MEETING MATERIALS

Dear Shareholder:

As you may recall, you consented to receive future copies of McDonald's Corporation's summary annual report, annual financial information, proxy statement, annual meeting notice and proxy card via the Internet. This e-mail provides the information you will need to view the annual meeting materials online and vote your shares.

View Annual Meeting Materials

View the McDonald's 2001 Summary Annual Report, and McDonald's 2002 Annual Meeting Notice, Proxy Statement and 2001 Financial Information at: http://www.mcdonalds.com/corporate/investor/financialinfo/investorpub/
----------------------------------------------------------------------

Vote your Proxy

Vote your proxy via the Internet* at:
http://www.eproxyvote.com/mcd

To access and vote your proxy card, you will need to enter your control number exactly as it appears below.

Control Number:

* If you are a McDonald's Corporation employee and wish to vote all of your shares, including shares in the McDonald's Corporation Profit Sharing and Savings Plan, differently from your shares held outside the Plan, do not vote via the Internet. Instead, e-mail your name, address and the last four digits of your Social Security Number (if applicable) to EquiServe at mcdfct@equiserve.com and request a proxy card be mailed to your address of record. After you receive the proxy card, please follow the Profit Sharing and Savings Plan Voting Instructions and return the marked and signed proxy card by mail.

Annual Shareholders' Meeting Information

McDonald's 2002 Annual Shareholders' Meeting will be held at 10:30 a.m. (Central
Time) on Thursday, May 23, 2002, at the Prairie Ballroom at The Lodge on McDonald's Office Campus in Oak Brook, Illinois. Seating in the Prairie Ballroom is limited; however, overflow rooms will be available for viewing the meeting. Admission to the Prairie Ballroom will be provided to shareholders on a first come, first served basis. Please bring a copy of this e-mail or other proof of share ownership to the annual meeting to obtain an admission ticket. To help ensure the security of those attending the meeting, please be aware that all bags will be subject to inspection.

For additional Annual Meeting information, including directions and a map: http://www.mcdonalds.com/corporate/investor/news/calendar/
----------------------------------------------------------

Annual Meeting Webcast

If you are unable to attend the Annual Meeting in person, you can watch a live webcast and submit questions via e-mail by going to
www.mcdonalds.com/corporate/investor and selecting "Latest Investor Webcast"
------------------------------------
below the stock quote. A replay of the meeting also will be available for a limited time.

Thank you for participating in McDonald's Paperless Annual Meeting Materials Program.

Remember, your vote counts!

McDonald's Shareholder Services
EquiServe
P.O. Box 2591
Jersey City, NJ 07303-2591
1-800-621-7825

ACCESSMCD and mcd2000.com articles

HEADLINE:
Check out McDonald's 2001 Summary Annual Report and 2002 proxy materials online.

ARTICLE:

            McDonald's 2001 Summary Annual Report and Proxy Materials

McDonald's will be mailing annual meeting materials to shareholders throughout April. You can view these materials online at:
http://www.mcdonalds.com/corporate/investor/financialinfo
---------------------------------------------------------

  McDonald's 2001 Summary Annual Report
  This summary includes Jack Greenberg's "Letter to Shareholders", Matt
  Paull's "Perspectives from our CFO", editorial stories, an 11-year
  Financial Highlights summary, and investor information and services. http://www.mcdonalds.com/corporate/investor/financialinfo/annual/annualreport/
  ------------------------------------------------------------------------------

  2002 Annual Meeting Notice
  2002 Proxy Statement
  2001 Financial Information
  Includes the 2001 financial statements, management discussion and analysis, and financial comments.
  http://www.mcdonalds.com/corporate/investor/financialinfo/proxy/
  ----------------------------------------------------------------

While browsing the investor section of mcdonalds.com, you can access a wide variety of financial and shareholder information including the investor fact sheet, webcasts and the investor calendar of events.

Annual Meeting Information Webpage


Date:  Thursday, May 23, 2002

Time:  10:30 a.m.

Place: The Lodge and Hamburger University
       McDonald's Office Campus
       Oak Brook, Illinois 60523

At the Annual Meeting
Jack Greenberg, Chairman and Chief Executive Officer; Jim Skinner, President and Chief Operation Officer; and Matthew Paull, Executive Vice President and Chief Financial Officer will discuss McDonald's vision and growth strategies. In addition, shareholders will be asked to act upon the matters described in the 2002 Annual Meeting Notice, Proxy Statement and 2001 Financial Information.

Webcast
We will be webcasting the annual meeting live and making it available for replay. We will accept questions submitted via e-mail during the live webcast or you can submit one beginning May 16. (Please be aware that due to the potentially high number of questions, we may not respond to all inquiries submitted.)

If you plan to attend
Please bring the bottom, tear-off portion of your proxy card or your brokerage statement reflecting your McDonald's holdings as proof of share ownership. Seating in the Prairie Ballroom at The Lodge is very limited and admission tickets for this room will be given to shareholders at the registration desk on a first come, first serve basis. The registration desk opens at 9:00 a.m. Overflow rooms at The Lodge and Hamburger University will be available for viewing the meeting.

To help ensure the security of those attending the meeting, please be aware that all bags will be subject to inspection.

Click here for a Map and Directions
-----------------------------------

Annual Meeting Directions Webpage


[Get map from pdf file in attached email]

From downtown Chicago
I-290 west (Eisenhower Expressway) to I-88 west (to Aurora). Exit I-88 at Cermak Road/22nd Street (first exit immediately after York Road tollbooth). At Cermak Road/22nd Street (stoplight), turn right. Go two stoplights to Jorie Boulevard, turn right. Go three stoplights to Kroc Drive, turn left. At stop sign, Ronald Lane, turn left. The Lodge is on left, parking is on right.

From I-294 South
I-294 north to I-88 west (to Aurora). Exit I-88 at Cermak Road/22nd Street (first exit immediately after York Road tollbooth). At Cermak Road/22nd Street (stoplight), turn right. Go two stoplights to Jorie Boulevard, turn right. Go three stoplights to Kroc Drive, turn left. At stop sign, Ronald Lane, turn left. The Lodge is on left, parking is on right.

From O'Hare Airport/I-294 North
I-294 south to I-88 west (to Aurora). Exit I-88 at Cermak Road/22nd Street (first exit immediately after York Road tollbooth). At Cermak Road/22nd Street (stoplight), turn right. Go two stoplights to Jorie Boulevard, turn right. Go three stoplights to Kroc Drive, turn left. At stop sign, Ronald Lane, turn left. The Lodge is on left, parking is on right.

From I-355 North or South or I-88 West
From either direction, take I-88 east (to Chicago). Exit at Midwest Road and turn left (stoplight). Take Midwest Road to 31st Street (stoplight), turn left. Take 31st Street to Jorie Boulevard (stoplight), turn left. Go two stoplights to Kroc Drive, turn right. At stop sign, Ronald Lane, turn left. The Lodge is on left, parking is on right.

Parking
Parking is available on campus.